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                                                                   EXHIBIT 10.08


                                 PROMISSORY NOTE
                   NOTICE: CONTAINS A WAIVER OF TRIAL BY JURY


$750,000.00                                             Date: September 14, 2001

1. Principal. FOR VALUE RECEIVED, the undersigned, ENVIRONMENTAL POWER CORPORATION, a Delaware ("Maker") promises to pay to ALCO FINANCIAL SERVICES, LLC ("Payee"), or order, at its office at 900 Larkspur Landing Circle, Suite 230, Larkspur, CA 94939, the principal amount set forth above on September 13, 2002, plus interest payable as set forth below. Capitalized terms not defined herein have the meanings ascribed to them in the security agreement of even date herewith made by Maker in favor of Payee (the "Security Agreement").

2. Interest. Interest hereunder shall be due and payable monthly, payable with each installment of principal due hereunder, and continuing on the first day of each month thereafter until the entire principal sum hereof and all interest accrued hereunder are paid in full. Interest hereunder shall be computed (on the basis of a 360-day year and actual days elapsed) on the outstanding principal balance owing hereunder at the prime rate as reported in the Wall Street Journal (Western Addition) (the "Prime Rate") plus three and one-half percent (3.5%) (the "Interest Rate"). If the Prime Rate is reported as a range, the highest reported rate shall be used in determining the Interest Rate.

3. Application of Payments. Each payment received hereunder shall, at the Payee's option, be applied first to interest and all sums due hereunder other than principal, with the remainder, if any, to principal.

4. Event of Default. Each of the following events or conditions shall constitute an "Event of Default":

      4.1. Borrower fails to make any payment hereunder when due, whether at maturity, upon acceleration, or otherwise, which default is not cured within five (5) business days;

      4.2. Borrower is in default with respect to the Security Agreement, which default is not cured within five (5) business days;

      4.3. An order for relief is entered against Maker by any United States Bankruptcy Court; or Maker does not generally pay its debts as they become due (within the meaning of 11 U.S.C. 303(h) as at any time amended, or any successor statute thereto); or Maker makes an assignment for the benefit of creditors; or Maker applies for or consents to the appointment of a custodian, receiver, trustee, or similar officer for it or for all or any substantial part of its assets, or such custodian, receiver, trustee, or similar officer is appointed without the application or consent of Maker; or Maker institutes (by petition, application, answer, consent, or otherwise) any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application, or otherwise) against Maker; or any judgment, writ, warrant of attachment, execution, or similar process shall be issued or levied


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against a substantial portion of the property of Maker;

      4.4. An adverse change occurs with respect to the financial condition or operations of Maker which results in a material impairment of the prospect of repayment of this Note;

      4.5. A sale, hypothecation or other disposition by the Maker is made of twenty (20%) percent or more of the beneficial interest in any class of voting stock of Maker;

      4.6. Any material provision of this Note or the Security Agreement ceases, for any reason, to be valid and binding on Maker.

5. Remedies.

      5.1. Upon the occurrence of any Event of Default at Payee's option:

      5.2. Payee may declare this Note terminated;

      5.3. Lender may declare all principal and interest due hereunder to be immediately due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Maker.

      5.4. all amounts due shall accrue interest at the Interest Rate plus ten percent (10%); and

      5.5. Lender may, immediately and without expiration of any period of grace, enforce payment of all Obligations and exercise any and all other remedies granted to it under the Security Agreement, at law, in equity, or otherwise.

6. Security Interest. The obligations evidenced hereby are secured by all personal property collateral now or hereafter granted by Maker to Payee, including but not limited to collateral described in the Security Agreement.

7. Prepayment Penalty. With each prepayment of any portion of this Note, whether in whole or in part, Maker shall pay Payee a prepayment penalty of $7,500.00.

8. Attorneys Fees. Maker agrees to reimburse Payee on demand for:

      8.1. the actual amount of all costs and expenses, including reasonable attorneys' fees, which Payee has incurred or may incur in:

            8.1.1. negotiating, preparing, or administering this Note and any documents prepared in connection herewith, all of which shall be paid out of the principal advanced with the execution hereof;

            8.1.2. any way arising out of this Note; and

            8.1.3. protecting, preserving or enforcing any lien, security interest, or other right granted by Maker to Payee or arising under applicable law, whether or not suit is brought, including but not limited to the defense of any claim that any payment received by Maker from or for the


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account of an Account Debtor is avoidable under the Bankruptcy Code or any other debtor relief statute.

      8.2. the actual costs, including photocopying (which, if performed by Payee's employees, shall be at the rate of $.10/page), travel, and reasonable attorneys' fees and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which Maker is a party.

9. Choice of Law. This Note and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the State of California.

10. Jury Trial Waiver. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (a) ARISING HEREUNDER, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

11. Venue; Jurisdiction. The parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Agreement, shall, if Payee so elects, be instituted in any court sitting in San Francisco, California (the "Acceptable Forums"). Maker agrees that the Acceptable Forums are convenient to it, and irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, and waives any and all objections to jurisdiction or venue that it may have under the laws of the State of California or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any


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other forum, Maker waives any right to oppose any motion or application made by
Payee as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

                                        ENVIRONMENTAL POWER CORPORATION


                                        By: /s/ Joseph E. Cresci
                                            ------------------------------------

                                        Name: Joseph E. Cresci
                                              ----------------------------------
                                        Title: CEO
                                               ---------------------------------

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